Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	45,745	46,709	42,903	43,933	179,290	41,211	43,190	44,146	43,049	171,596
Equity in earnings of affiliates	734	815	959	626	3,134	1,039	618	647	769	3,073
Net gain (loss) on dispositions	2	188	(1)	4	193	1	41	8	5	55
Other income	1	77	4	53	135	23	49	(7)	20	85
Total Revenues and Other Income	46,482	47,789	43,865	44,616	182,752	42,274	43,898	44,794	43,843	174,809

Costs and Expenses
Purchased crude oil and products	40,312	40,385	36,167	37,549	154,413	35,243	37,257	38,717	37,028	148,245
Operating expenses	1,092	980	889	1,072	4,033	978	1,032	992	1,204	4,206
Selling, general and administrative expenses	345	476	427	455	1,703	327	368	349	434	1,478
Depreciation and amortization	215	222	227	242	906	242	229	233	243	947
Impairments	43	275	248	592	1,158	24	1	1	3	29
Taxes other than income taxes*	3,420	3,474	3,410	3,436	13,740	3,324	3,501	3,624	3,670	14,119
Accretion on discounted liabilities	5	6	7	7	25	6	6	6	6	24
Interest and debt expense	13	83	74	76	246	70	69	68	68	275
Foreign currency transaction (gains) losses	(15)	8	(13)	(8)	(28)	2	(18)	—	(24)	(40)
Total Costs and Expenses	45,430	45,909	41,436	43,421	176,196	40,216	42,445	43,990	42,632	169,283
Income before income taxes	1,052	1,880	2,429	1,195	6,556	2,058	1,453	804	1,211	5,526
Provision for income taxes	425	707	842	499	2,473	663	507	278	396	1,844
Income from continuing operations	627	1,173	1,587	696	4,083	1,395	946	526	815	3,682
Income from discontinued operations**	11	9	14	14	48	15	14	14	18	61
Net Income	638	1,182	1,601	710	4,131	1,410	960	540	833	3,743
Less: net income attributable to
noncontrolling interests	2	1	2	2	7	3	2	5	7	17
Net Income Attributable to Phillips 66	636	1,181	1,599	708	4,124	1,407	958	535	826	3,726
* Includes excise taxes on petroleum products sales:	3,321	3,389	3,312	3,349	13,371	3,258	3,428	3,568	3,612	13,866
** Net of provision for income taxes on discontinued operations of:	6	5	6	10	27	8	7	8	11	34

Amounts Attributable to Phillips 66 Common Shareholders:
Income from continuing operations	625	1,172	1,585	694	4,076	1,392	944	521	808	3,665
Income from discontinued operations	11	9	14	14	48	15	14	14	18	61
Net Income	636	1,181	1,599	708	4,124	1,407	958	535	826	3,726

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic
Continuing operations	0.99	1.87	2.51	1.10	6.47	2.23	1.53	0.86	1.35	5.97
Discontinued operations	0.02	0.01	0.02	0.02	0.08	0.02	0.02	0.02	0.03	0.10
Net Income Attributable to Phillips 66 Per Share of Common Stock	1.01	1.88	2.53	1.12	6.55	2.25	1.55	0.88	1.38	6.07
Diluted
Continuing operations	0.98	1.85	2.49	1.09	6.40	2.21	1.51	0.85	1.34	5.92
Discontinued operations	0.02	0.01	0.02	0.02	0.08	0.02	0.02	0.02	0.03	0.10
Net Income Attributable to Phillips 66 Per Share of Common Stock	1.00	1.86	2.51	1.11	6.48	2.23	1.53	0.87	1.37	6.02

Average Common Shares Outstanding (in thousands)
Basic	627,628	628,510	630,672	628,527	628,835	625,030	619,143	608,934	598,553	612,918
Diluted	634,645	635,157	637,913	635,634	636,764	631,288	624,907	614,519	604,165	618,989

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	108	(75)	(72)	92	53	110	90	148	121	469
Chemicals	217	207	153	246	823	282	181	262	261	986
Refining	393	916	1,545	363	3,217	922	481	(2)	450	1,851
Marketing and Specialties	(23)	243	84	113	417	173	318	226	73	790
Corporate and Other	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)	(97)	(431)
Discontinued Operations	11	9	14	14	48	15	14	14	18	61
Consolidated	636	1,181	1,599	708	4,124	1,407	958	535	826	3,726

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	174	(125)	(95)	135	89	175	142	240	194	751
Chemicals	300	307	236	346	1,189	403	232	367	359	1,361
Refining	616	1,546	2,351	771	5,284	1,399	775	36	732	2,942
Marketing and Specialties	67	329	108	163	667	256	490	317	103	1,166
Corporate and Other	(105)	(177)	(171)	(220)	(673)	(175)	(186)	(156)	(177)	(694)
Consolidated	1,052	1,880	2,429	1,195	6,556	2,058	1,453	804	1,211	5,526

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	36.8%	40.8%	26.3%	30.4%	32.6%	35.4%	35.2%	36.3%	34.0%	35.3%
Chemicals	27.7%	32.6%	35.2%	28.9%	30.8%	30.0%	22.0%	28.6%	27.3%	27.6%
Refining	36.2%	40.8%	34.3%	52.9%	39.1%	34.1%	37.9%	105.6%	38.5%	37.1%
Marketing and Specialties	134.3%	26.1%	22.2%	30.7%	37.5%	32.4%	35.1%	28.7%	29.1%	32.2%
Corporate and Other	33.3%	32.8%	26.9%	45.5%	35.5%	45.7%	32.3%	27.6%	45.2%	37.9%
Consolidated	40.4%	37.6%	34.7%	41.8%	37.7%	32.2%	34.9%	34.6%	32.7%	33.4%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	108	95	88	71	362	110	90	148	121	469
Chemicals	217	242	275	246	980	282	181	262	261	986
Refining	454	885	1,545	960	3,844	909	481	(2)	450	1,838
Marketing and Specialties	44	275	84	113	516	187	295	226	73	781
Corporate and Other	(70)	(89)	(112)	(92)	(363)	(95)	(126)	(113)	(97)	(431)
Consolidated	753	1,408	1,880	1,298	5,339	1,393	921	521	808	3,643

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	—	(170)	(160)	—	(330)	—	—	—	—	—
Pending claims and settlements	—	—	—	23	23	—	—	—	—	—
Hurricane-related costs	—	—	—	(2)	(2)	—	—	—	—	—
Total Midstream	—	(170)	(160)	21	(309)	—	—	—	—	—

Chemicals
Impairments	—	—	(27)	—	(27)	—	—	—	—	—
Premium on early debt retirement	—	(35)	(54)	—	(89)	—	—	—	—	—
Repositioning tax impacts	—	—	(41)	—	(41)	—	—	—	—	—
Total Chemicals	—	(35)	(122)	—	(157)	—	—	—	—	—

Refining
Gain on asset sales	—	104	—	—	104	—	—	—	—	—
Impairments	(42)	—	—	(564)	(606)	—	—	—	—	—
Pending claims and settlements	(19)	—	—	—	(19)	—	—	—	—	—
Repositioning tax impacts	—	(73)	—	—	(73)	—	—	—	—	—
Tax law impacts	—	—	—	—	—	13	—	—	—	13
Hurricane-related costs	—	—	—	(33)	(33)	—	—	—	—	—
Total Refining	(61)	31	—	(597)	(627)	13	—	—	—	13

Marketing and Specialties
Gain on asset sales	—	2	—	—	2	—	23	—	—	23
Pending claims and settlements	—	(38)	—	—	(38)	16	—	—	—	16
Repositioning tax impacts	(67)	4	—	—	(63)	—	—	—	—	—
Exit of a business line	—	—	—	—	—	(34)	—	—	—	(34)
Tax law impacts	—	—	—	—	—	4	—	—	—	4
Total Marketing and Specialties	(67)	(32)	—	—	(99)	(14)	23	—	—	9

Corporate and Other
Impairments	—	—	—	(16)	(16)	—	—	—	—	—
Repositioning costs	—	(30)	(13)	(12)	(55)	—	—	—	—	—
Total Corporate and Other	—	(30)	(13)	(28)	(71)	—	—	—	—	—

Discontinued Operations	11	9	14	14	48	15	14	14	18	61

Total Phillips 66	(117)	(227)	(281)	(590)	(1,215)	14	37	14	18	83

By Business Lines/Regions
Midstream
Transportation	—	(170)	(160)	21	(309)	—	—	—	—	—
DCP Midstream	—	—	—	—	—	—	—	—	—	—
NGL Operations and Other	—	—	—	—	—	—	—	—	—	—
Total Midstream	—	(170)	(160)	21	(309)	—	—	—	—	—

Refining
Atlantic Basin/Europe	(42)	31	—	(33)	(44)	7	—	—	—	7
Gulf Coast	—	—	—	—	—	—	—	—	—	—
Central Corridor	—	—	—	—	—	3	—	—	—	3
Western/Pacific	—	—	—	(564)	(564)	2	—	—	—	2
Other Refining	(19)	—	—	—	(19)	1	—	—	—	1
Total Refining	(61)	31	—	(597)	(627)	13	—	—	—	13

Marketing and Specialties
Marketing and Other	(67)	(32)	—	—	(99)	20	—	—	—	20
Specialties	—	—	—	—	—	(34)	23	—	—	(11)
Total Marketing and Specialties	(67)	(32)	—	—	(99)	(14)	23	—	—	9

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Transportation	—	(275)	(248)	35	(488)	—	—	—	—	—
DCP Midstream	—	—	—	—	—	—	—	—	—	—
NGL Operations and Other	—	—	—	—	—	—	—	—	—	—
Total Midstream	—	(275)	(248)	35	(488)	—	—	—	—	—

Chemicals	—	(57)	(130)	—	(187)	—	—	—	—	—

Refining
Atlantic Basin/Europe	(42)	185	—	(54)	89	12	—	—	—	12
Gulf Coast	—	—	—	—	—	—	—	—	—	—
Central Corridor	—	—	—	—	—	5	—	—	—	5
Western/Pacific	—	—	—	(564)	(564)	3	—	—	—	3
Other Refining	(31)	—	—	—	(31)	2	—	—	—	2
Total Refining	(73)	185	—	(618)	(506)	22	—	—	—	22

Marketing and Specialties
Marketing and Other	—	(58)	—	—	(58)	31	—	—	—	31
Specialties	—	—	—	—	—	(54)	40	—	—	(14)
Total Marketing and Specialties	—	(58)	—	—	(58)	(23)	40	—	—	17

Corporate and Other	—	(46)	(21)	(43)	(110)	—	—	—	—	—

Discontinued Operations	17	14	20	24	75	23	21	22	29	95

Total Phillips 66	(56)	(237)	(379)	(602)	(1,274)	22	61	22	29	134

CASH FLOW INFORMATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows From Operating Activities
Net income	638	1,182	1,601	710	4,131	1,410	960	540	833	3,743
Depreciation and amortization	215	222	227	242	906	242	229	233	243	947
Impairments	43	275	248	592	1,158	24	1	1	3	29
Accretion on discounted liabilities	5	6	7	7	25	6	6	6	6	24
Deferred taxes	169	9	(67)	110	221	82	80	120	312	594
Undistributed equity earnings	(349)	(212)	(367)	56	(872)	77	(98)	(55)	(278)	(354)
Net (gain)/loss on dispositions	(2)	(188)	1	(4)	(193)	(1)	(41)	(8)	(5)	(55)
Income from discontinued operations	(11)	(9)	(13)	(15)	(48)	(15)	(14)	(14)	(18)	(61)
Other	(178)	164	97	(12)	71	(34)	35	33	161	195
Net working capital changes	(899)	(27)	177	(391)	(1,140)	400	(204)	1,076	(392)	880
Net cash provided by (used in) continuing operating activities	(369)	1,422	1,911	1,295	4,259	2,191	954	1,932	865	5,942
Net cash provided by (used in) discontinued operating activities	8	12	7	10	37	22	14	17	32	85
Net Cash Used Provided by (Used in) Operating Activities	(361)	1,434	1,918	1,305	4,296	2,213	968	1,949	897	6,027

Cash Flows From Investing Activities
Capital expenditures and investments	(216)	(266)	(334)	(885)	(1,701)	(382)	(366)	(408)	(623)	(1,779)
Proceeds from asset dispositions	6	234	19	27	286	9	60	1,119	26	1,214
Advances/loans—related parties	—	—	(100)	—	(100)	—	—	(65)	—	(65)
Collection of advances/loans—related parties	—	—	—	—	—	55	45	—	65	165
Other	—	—	—	—	—	—	—	—	48	48
Net cash provided by (used in) continuing investing activities	(210)	(32)	(415)	(858)	(1,515)	(318)	(261)	646	(484)	(417)
Net cash provided by (used in) discontinued investing activities	(2)	(4)	(5)	(9)	(20)	(5)	(5)	(4)	(13)	(27)
Net Cash Provided by (Used in) Investing Activities	(212)	(36)	(420)	(867)	(1,535)	(323)	(266)	642	(497)	(444)

Cash Flows From Financing Activities
Contributions from (distributions to) ConocoPhillips	891	(6,146)	—	—	(5,255)	—	—	—	—	—
Issuance of debt	5,794	2,000	—	—	7,794	—	—	—	—	—
Repayment of debt	(7)	(191)	(8)	(1,004)	(1,210)	(3)	(502)	(510)	(5)	(1,020)
Issuance of common stock	—	2	21	24	47	(6)	3	(1)	10	6
Repurchase of common stock	—	—	(111)	(245)	(356)	(382)	(546)	(674)	(644)	(2,246)
Dividends paid on common stock	—	—	(125)	(157)	(282)	(194)	(192)	(189)	(232)	(807)
Change in restricted cash	(6,050)	6,050	—	—	—	—	—	—	—	—
Distributions to noncontrolling interests	—	(1)	—	(4)	(5)	—	(1)	—	(9)	(10)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	—	—	—	—	—	404	—	404
Other	(55)	(11)	27	5	(34)	—	(3)	(1)	(2)	(6)
Net cash provided by (used in) continuing financing activities	573	1,703	(196)	(1,381)	699	(585)	(1,241)	(971)	(882)	(3,679)
Net cash provided by (used in) discontinued financing activities	—	—	—	—	—	—	—	—	—	—
Net Cash Provided by (Used in) Financing Activities	573	1,703	(196)	(1,381)	699	(585)	(1,241)	(971)	(882)	(3,679)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	—	3	24	(13)	14	(26)	6	102	(60)	22

Net Change in Cash
and Cash Equivalents	—	3,104	1,326	(956)	3,474	1,279	(533)	1,722	(542)	1,926
Cash and cash equivalents
at beginning of period	—	—	3,104	4,430	—	3,474	4,753	4,220	5,942	3,474
Cash and Cash Equivalents
at End of Period	—	3,104	4,430	3,474	3,474	4,753	4,220	5,942	5,400	5,400

CAPITAL PROGRAM

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Consolidated Capital Expenditures and Investments
Midstream**	33	41	62	568	704	110	120	110	188	528
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	171	176	149	242	738	136	162	250	341	889
Marketing and Specialties	12	23	30	54	119	97	42	41	46	226
Corporate and Other	—	26	93	21	140	39	42	7	48	136
Total Consolidated from Continuing Operations	216	266	334	885	1,701	382	366	408	623	1,779

Discontinued Operations	2	4	5	9	20	5	5	4	13	27

Proportional Share of Select Equity Affiliates
Capital Expenditures and Investments*
DCP Midstream (Midstream)**	225	338	410	351	1,324	274	268	218	211	971
CPChem (Chemicals)	75	72	93	131	371	107	142	184	233	666
WRB Refining (Refining)	13	24	36	63	136	29	30	19	31	109
Select Equity Affiliates	313	434	539	545	1,831	410	440	421	475	1,746

Total Capital Program*
Midstream**	258	379	472	919	2,028	384	388	328	399	1,499
Chemicals	75	72	93	131	371	107	142	184	233	666
Refining	184	200	185	305	874	165	192	269	372	998
Marketing and Specialties	12	23	30	54	119	97	42	41	46	226
Corporate and Other	—	26	93	21	140	39	42	7	48	136
Discontinued Operations	2	4	5	9	20	5	5	4	13	27
Total Capital Program	531	704	878	1,439	3,552	797	811	833	1,111	3,552
* Includes Phillips 66’s portion of self-funded capital spending by WRB Refining, DCP Midstream and Chevron Phillips Chemical Company (CPChem).
** 4th quarter 2012 consolidated amount includes acquisition of a one-third interest in the Sand Hills and Southern Hills pipeline projects from DCP Midstream for $459 million. This amount is also included in DCP Midstream's capital spending through 2012.

MIDSTREAM

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income (Loss) Attributable to Phillips 66
($ Millions)*
Transportation	29	(146)	(128)	35	(210)	46	50	54	50	200
DCP Midstream	60	42	39	38	179	56	30	87	37	210
NGL Operations and Other	19	29	17	19	84	8	10	7	34	59
Midstream Net Income (Loss) Attributable
to Phillips 66	108	(75)	(72)	92	53	110	90	148	121	469

Midstream Income (Loss) before Income Taxes
($ Millions)*
Transportation	50	(236)	(185)	54	(317)	75	81	87	84	327
DCP Midstream	93	66	62	58	279	87	46	136	63	332
NGL Operations and Other	31	45	28	23	127	13	15	17	47	92
Midstream Income (Loss) before Income Taxes	174	(125)	(95)	135	89	175	142	240	194	751

Midstream Adjusted EBITDA	269	207	216	171	863	242	214	323	289	1,068

Depreciation and Amortization ($ Millions)*
Transportation	18	21	19	24	82	18	19	19	30	86
DCP Midstream	—	—	—	—	—	—	—	—	—	—
NGL Operations and Other	—	1	—	—	1	1	—	—	1	2
Total	18	22	19	24	83	19	19	19	31	88

Operating and SG&A Expense ($ Millions)*
Transportation	100	98	97	110	405	94	104	111	104	413
DCP Midstream	(2)	1	(1)	—	(2)	—	—	—	2	2
NGL Operations and Other	19	16	9	12	56	14	22	13	19	68
Total	117	115	105	122	459	108	126	124	125	483
* Prior period amounts have been recast to reflect the realignment of Sand Hills and Southern Hills pipelines from "Transportation" to "NGL Operations and Other."

Transportation Volumes (MB/D)
Pipelines*	2,834	2,870	3,011	2,875	2,898	3,052	3,191	3,246	3,176	3,167
Terminals	1,134	1,181	1,221	1,141	1,169	1,041	1,194	1,419	1,435	1,274
* Pipelines represents the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	105	93	113	110	105	117	113	123	109	115
* Excludes DCP Midstream.

100% DCP Midstream Results
Capital Expenditures and Investments ($ Millions)	450	676	820	701	2,647	547	537	435	422	1,941

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.8	4.7	4.9	4.9	4.8	4.8	5.0	5.3	**	5.0
Gross Margin ($ Millions)	225	170	180	210	785	185	220	230	**	635

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.8	0.8	0.8	0.6	0.8	0.6	0.6	0.6	**	0.6
Gross Margin ($ Millions)	105	80	60	50	295	45	35	45	**	125

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.7	4.7	4.7	4.6	4.7	4.5	4.7	4.7	**	4.6
Gross Margin ($ Millions)	60	62	60	70	252	65	75	75	**	215

Fee-based NGL Transport and Fractionation
Volume (MB/D)	214	163	175	192	186	202	201	209	**	204
Gross Margin ($ Millions)	19	15	15	19	68	19	19	25	**	63

Other Gross Margin***
Gross Margin ($ Millions)	152	178	140	163	633	153	160	186	**	499

Total Throughput (TBtu/d)	7.2	7.0	7.2	6.9	7.1	6.9	7.1	7.4	7.2	7.1
NGL Production (MB/D)	412	392	398	405	402	396	412	442	452	426
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	42.10	32.48	30.21	32.18	34.24	31.09	29.77	32.66	33.86	31.84
DCP Midstream ($/gal)	1.00	0.77	0.72	0.77	0.82	0.74	0.71	0.78	0.81	0.76

* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

CHEMICALS

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to Phillips 66 ($ Millions)	217	207	153	246	823	282	181	262	261	986

Chemicals Adjusted EBITDA	373	436	441	431	1,681	482	320	454	454	1,710

100% CPChem Results
Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	149	144	186	262	741	214	284	367	466	1,331
Advances to Equity Companies	35	70	44	66	215	45	19	5	98	167
Advance Repayments from Equity Companies	(103)	(63)	(54)	(83)	(303)	(43)	(12)	—	—	(55)

Externally Marketed Sales Volumes (MM Lbs)
Olefins and Polyolefins	3,640	3,510	3,811	4,006	14,967	4,036	3,862	3,927	4,246	16,071
Specialties, Aromatics and Styrenics	1,793	1,811	1,545	1,570	6,719	1,496	1,485	1,577	1,672	6,230
Total	5,433	5,321	5,356	5,576	21,686	5,532	5,347	5,504	5,918	22,301

Olefins and Polyolefins Capacity Utilization (%)	94%	92%	97%	90%	93%	91%	78%	87%	95%	88%

Market Indicators
U.S. Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	55.17	46.83	45.42	45.67	48.27	48.00	46.33	45.83	46.50	46.67
HDPE Blow Molding (cents/lb)	92.00	88.00	84.33	84.67	87.25	91.67	93.67	96.67	100.00	95.50

U.S. Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	28.25	18.47	19.72	18.62	21.22	13.80	15.66	16.47	18.60	16.13
HDPE, Total Cash Cost (cents/lb)	72.74	64.81	62.04	63.22	65.71	69.26	65.55	63.71	64.52	65.76
* Released by IHS. Reflect the IHS analysis of historical market indicators.

REFINING

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Refining Net Income (Loss) Attributable to Phillips 66
($ Millions)
Atlantic Basin/Europe	(10)	137	321	117	565	98	29	50	(135)	42
Gulf Coast	(45)	183	266	175	579	44	(65)	(58)	209	130
Central Corridor	405	574	773	511	2,263	589	396	120	379	1,484
Western/Pacific	(1)	(34)	136	(486)	(385)	62	33	(93)	43	45
Other Refining	44	56	49	46	195	129	88	(21)	(46)	150
Refining Net Income Attributable
to Phillips 66	393	916	1,545	363	3,217	922	481	(2)	450	1,851

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	7	312	451	124	894	141	48	64	(186)	67
Gulf Coast	(70)	283	408	250	871	57	(82)	(86)	320	209
Central Corridor	602	891	1,194	783	3,470	925	627	195	590	2,337
Western/Pacific	18	(21)	212	(444)	(235)	94	60	(123)	74	105
Other Refining	59	81	86	58	284	182	122	(14)	(66)	224
Refining Income before Income Taxes	616	1,546	2,351	771	5,284	1,399	775	36	732	2,942

Refining Adjusted EBITDA	876	1,553	2,547	1,592	6,568	1,588	977	243	935	3,743

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.43	7.98	12.88	9.85	9.28	8.61	6.83	6.59	5.12	6.87
Gulf Coast	5.95	9.36	11.42	9.08	9.02	8.54	4.45	3.95	9.84	6.63
Central Corridor	19.22	26.72	31.82	27.85	26.37	27.29	19.45	9.80	18.50	18.62
Western/Pacific	10.70	7.91	13.30	12.01	11.04	9.64	8.80	4.77	9.51	8.20
Worldwide	10.39	12.85	16.97	13.99	13.59	13.94	9.88	6.14	10.75	10.10
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	39	40	41	45	165	42	43	43	42	170
Gulf Coast	49	51	50	51	201	52	54	50	50	206
Central Corridor	21	21	21	22	85	27	22	21	23	93
Western/Pacific	49	48	52	49	198	53	50	51	52	206
Other Refining	1	1	1	3	6	3	(1)	5	3	10
Total	159	161	165	170	655	177	168	170	170	685
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	237	225	203	285	950	257	272	234	349	1,112
Gulf Coast	332	271	286	322	1,211	327	295	306	325	1,253
Central Corridor	113	135	97	103	448	98	97	114	116	425
Western/Pacific	257	230	198	228	913	185	200	199	221	805
Other Refining	40	5	17	27	89	23	35	30	80	168
Total	979	866	801	965	3,611	890	899	883	1,091	3,763
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	14	5	1	13	33	12	35	15	108	170
Gulf Coast	65	14	12	35	126	64	12	18	28	122
Central Corridor	21	43	3	2	69	6	4	16	11	37
Western/Pacific	76	52	18	34	180	4	11	7	12	34
Total	176	114	34	84	408	86	62	56	159	363
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	14	20	14	66	18	15	14	15	62
Gulf Coast	22	17	17	16	72	22	19	14	14	69
Central Corridor	10	8	7	8	33	9	9	8	8	34
Western/Pacific	27	27	28	26	108	27	26	26	26	105
Other Refining	2	1	2	1	6	(3)	(4)	(3)	1	(9)
Total	79	67	74	65	285	73	65	59	64	261

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	15	(3)	3	2	17	16	9	(2)	18	41

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	313	410	628	191	1,542	517	300	98	298	1,213
Less: Share of equity affiliate gross margin included in Realized
Refining Margin and other equity affiliate-related costs*	(517)	(564)	(812)	(440)	(2,333)	(719)	(466)	(263)	(436)	(1,884)
Equity-affiliate-related expenses
not included in Realized Refining Margins	(204)	(154)	(184)	(249)	(791)	(202)	(166)	(165)	(138)	(671)
Regional Totals
Gulf Coast	(30)	(14)	(5)	(17)	(66)	(36)	(12)	4	21	(23)
Central Corridor	(108)	(101)	(117)	(177)	(503)	(120)	(111)	(108)	(114)	(453)
Other Regions**	(66)	(39)	(62)	(55)	(222)	(46)	(43)	(61)	(45)	(195)
Total	(204)	(154)	(184)	(249)	(791)	(202)	(166)	(165)	(138)	(671)

* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	573	561	587	497	555	571	555	574	483	546
Total Charge Input (MB/D)	621	612	625	523	595	614	597	606	489	576
Crude Oil Capacity Utilization (%)	98%	95%	100%	84%	94%	97%	94%	98%	82%	93%
Clean Product Yield (%)	85%	85%	84%	82%	84%	85%	84%	84%	79%	83%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	600	670	649	709	657	584	664	671	682	651
Total Charge Input (MB/D)	672	749	730	785	734	643	741	767	762	729
Crude Oil Capacity Utilization (%)	82%	91%	88%	97%	90%	80%	91%	92%	93%	89%
Clean Product Yield (%)	80%	84%	80%	81%	81%	81%	83%	82%	82%	82%

Central Corridor*
Crude Oil Charge Input (MB/D)	479	446	478	413	454	457	474	480	479	472
Total Charge Input (MB/D)	494	459	494	428	469	473	488	495	494	488
Crude Oil Capacity Utilization (%)	102%	95%	102%	88%	97%	96%	100%	101%	100%	99%
Clean Product Yield (%)	88%	87%	87%	88%	88%	87%	86%	88%	88%	87%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	375	391	424	401	398	401	417	403	419	410
Total Charge Input (MB/D)	401	409	439	423	418	441	448	430	450	442
Crude Oil Capacity Utilization (%)	85%	89%	97%	91%	91%	91%	95%	91%	95%	93%
Clean Product Yield (%)	86%	80%	83%	85%	83%	83%	86%	84%	85%	85%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,027	2,068	2,138	2,020	2,064	2,013	2,110	2,128	2,063	2,079
Total Charge Input (MB/D)	2,188	2,229	2,288	2,159	2,216	2,171	2,274	2,298	2,195	2,235
Crude Oil Capacity Utilization (%)	91%	93%	96%	91%	93%	90%	94%	95%	92%	93%
Clean Product Yield (%)	84%	84%	83%	83%	84%	84%	85%	84%	84%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	243	251	244	196	233	240	239	241	175	224
Distillates	269	253	268	218	252	264	249	252	204	242
Other	115	112	116	113	114	114	110	116	107	112
Total	627	616	628	527	599	618	598	609	486	578
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	228	298	271	289	272	252	292	304	293	285
Distillates	275	305	290	315	296	247	292	295	297	283
Other	179	155	175	190	175	147	164	175	184	168
Total	682	758	736	794	743	646	748	774	774	736

Central Corridor*
Gasoline	250	231	248	222	238	242	242	257	254	249
Distillates	183	168	179	153	171	168	175	174	179	174
Other	63	63	68	55	62	65	71	66	63	66
Total	496	462	495	430	471	475	488	497	496	489
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	176	162	186	183	177	188	198	188	191	191
Distillates	168	164	176	176	171	177	189	173	193	183
Other	59	86	75	66	71	80	65	71	69	71
Total	403	412	437	425	419	445	452	432	453	445
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897	942	949	890	920	922	971	990	913	949
Distillates	895	890	913	862	890	856	905	894	873	882
Other	416	416	434	424	422	406	410	428	423	417
Total	2,208	2,248	2,296	2,176	2,232	2,184	2,286	2,312	2,209	2,248

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29	94.12	105.80	97.38	97.90
Brent	118.49	108.19	109.61	110.02	111.58	112.55	102.44	110.36	109.27	108.66
LLS	119.60	108.47	109.40	109.43	111.72	113.92	104.63	109.89	100.94	107.34
ANS	118.31	110.01	109.08	107.04	111.11	111.02	104.52	110.52	104.67	107.68
WTI less Maya	(5.94)	(5.58)	(5.38)	(4.73)	(5.41)	(8.54)	(3.55)	6.47	8.12	0.63
WTI less WCS	27.00	19.80	15.30	27.55	22.41	27.02	16.71	23.07	31.23	24.51

Natural Gas ($/MCF)
Henry Hub	2.46	2.27	2.87	3.39	2.75	3.48	4.01	3.55	3.84	3.72

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	6.18	17.28	19.31	8.43	12.80	9.70	14.83	13.05	2.95	10.13
East Coast Distillate less Brent	15.72	16.87	21.03	23.14	19.19	18.78	19.09	17.43	16.35	17.91
Gulf Coast
Gulf Coast Gasoline less LLS	5.06	11.44	12.35	(1.34)	6.88	3.41	9.14	5.86	2.89	5.33
Gulf Coast Distillate less LLS	12.99	15.13	19.68	18.03	16.46	15.67	15.52	16.66	21.48	17.33
Central Corridor
Central Gasoline less WTI	18.32	27.23	34.24	21.58	25.34	24.04	26.18	14.55	3.23	17.00
Central Distillate less WTI	27.86	30.38	39.47	42.30	35.00	35.72	29.35	22.95	25.52	28.39
Western/Pacific
West Coast Gasoline less ANS	15.91	17.11	18.56	12.94	16.13	18.34	20.59	12.39	8.71	15.01
West Coast Distillate less ANS	17.66	14.68	22.63	22.80	19.44	20.67	16.84	18.42	19.60	18.89

Worldwide Market Crack Spread ($/BBL)*	12.78	17.85	21.61	14.39	16.66	15.50	17.56	13.44	9.62	14.03
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Marketing and Specialties Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Marketing and Other	(67)	201	46	83	263	173	255	195	50	673
Specialties	44	42	38	30	154	—	63	31	23	117
Marketing and Specialties
Net Income (Loss) Attributable to Phillips 66	(23)	243	84	113	417	173	318	226	73	790

Marketing and Specialties Income (Loss) before Income Taxes ($ Millions)
Marketing and Other	(3)	261	47	114	419	254	385	268	66	973
Specialties	70	68	61	49	248	2	105	49	37	193
Marketing and Specialties
Income before Income Taxes	67	329	108	163	667	256	490	317	103	1,166

Marketing and Specialties Adjusted EBITDA	103	424	144	201	872	312	475	339	126	1,252

Realized Marketing Fuel Margin ($/BBL)*
U.S.	0.22	1.80	0.41	0.99	0.87	1.02	1.77	1.25	0.74	1.21
International	2.42	6.36	3.91	3.99	4.17	3.16	4.93	5.55	3.76	4.36
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin
($ Millions)*
Marketing and Other	178	165	189	157	689	210	184	141	121	656
Specialties	95	98	94	86	373	57	96	70	64	287
Total	273	263	283	243	1,062	267	280	211	185	943
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	34	34	33	35	136	30	23	21	21	95
Specialties	2	3	3	3	11	3	2	1	2	8
Total	36	37	36	38	147	33	25	22	23	103

Operating and SG&A Expense ($ Millions)
Marketing and Other	236	332	282	276	1,126	194	236	225	278	933
Specialties	22	27	29	32	110	32	28	26	27	113
Total	258	359	311	308	1,236	226	264	251	305	1,046

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	933	1,067	998	1,036	1,009	1,016	1,138	1,111	1,059	1,081
Distillates	820	845	813	771	812	763	817	761	759	775
Other	—	—	—	—	—	—	—	—	—	—
Total	1,753	1,912	1,811	1,807	1,821	1,779	1,955	1,872	1,818	1,856

International Marketing
Gasoline	91	94	93	90	92	89	95	95	92	93
Distillates	168	164	175	185	173	193	190	190	192	192
Other	15	18	19	18	17	16	18	18	17	17
Total	274	276	287	293	282	298	303	303	301	302

Worldwide Marketing
Gasoline	1,024	1,161	1,091	1,126	1,101	1,105	1,233	1,206	1,151	1,174
Distillates	988	1,009	988	956	985	956	1,007	951	951	967
Other	15	18	19	18	17	16	18	18	17	17
Total	2,027	2,188	2,098	2,100	2,103	2,077	2,258	2,175	2,119	2,158

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	1	(7)	6	5	5	3	1	1	—	5

CORPORATE AND OTHER

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to Phillips 66 ($ Millions)	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)	(97)	(431)

Detail of Net Income (Loss)
Attributable to Phillips 66 ($ Millions)
Net interest expense	(9)	(45)	(47)	(47)	(148)	(43)	(42)	(41)	(40)	(166)
Corporate overhead	(28)	(21)	(30)	(37)	(116)	(34)	(36)	(32)	(43)	(145)
Technology	(13)	(11)	(11)	(14)	(49)	(12)	(12)	(12)	(14)	(50)
Repositioning costs	—	(30)	(13)	(12)	(55)	—	—	—	—	—
Other	(20)	(12)	(24)	(10)	(66)	(6)	(36)	(28)	—	(70)
Total	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)	(97)	(431)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(13)	(83)	(74)	(76)	(246)	(70)	(69)	(68)	(68)	(275)
Capitalized interest	—	—	—	—	—	—	—	—	—	—
Interest revenue	—	12	2	4	18	5	4	5	6	20
Premium on early debt retirement	—	—	—	(3)	(3)	—	(1)	(2)	—	(3)
Total	(13)	(71)	(72)	(75)	(231)	(65)	(66)	(65)	(62)	(258)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	—	(1)	1	—	—	(1)	—	(1)	—	(2)

Phillips 66 Total Company
Debt
Total Debt ($ Millions)	6,178	7,986	7,978	6,974	6,974	6,971	6,469	6,156	6,155	6,155
Debt-to-Capital Ratio (%)	20%	30%	28%	25%	25%	25%	23%	22%	22%	22%

Total Equity ($ Millions)	24,943	18,979	20,606	20,806	20,806	21,378	21,690	21,994	22,392	22,392

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Adjusted EBITDA to Net Income
Midstream Net Income Attributable to Phillips 66	108	(75)	(72)	92	53	110	90	148	121	469
Plus:
Net income attributable to noncontrolling interests	2	1	2	2	7	3	2	5	7	17
Provision for income taxes	64	(51)	(25)	41	29	62	50	87	66	265
Depreciation and amortization	18	22	19	24	83	19	19	19	31	88
Midstream EBITDA	192	(103)	(76)	159	172	194	161	259	225	839

Adjustments (pre-tax):
EBITDA attributable to Phillips 66 noncontrolling interests	(4)	(2)	(3)	(4)	(13)	(5)	(4)	(7)	(8)	(24)
Proportional share of select equity affiliates income taxes	2	(1)	(1)	—	—	—	2	1	1	4
Proportional share of select equity affiliates net interest	24	21	19	21	85	22	22	33	33	110
Proportional share of select equity affiliates depreciation and amortization	55	17	29	30	131	31	33	37	38	139
Impairments	—	275	248	—	523	—	—	—	—	—
Pending claims and settlements	—	—	—	(37)	(37)	—	—	—	—	—
Hurricane-related costs	—	—	—	2	2	—	—	—	—	—
Midstream Adjusted EBITDA*	269	207	216	171	863	242	214	323	289	1,068
*Proportional share of select equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Adjusted EBITDA to Net Income
Chemicals Net Income	217	207	153	246	823	282	181	262	261	986
Plus:
Provision for income taxes	83	100	83	100	366	121	51	105	98	375
Chemicals EBITDA	300	307	236	346	1,189	403	232	367	359	1,361

Adjustments (pre-tax):
Proportional share of equity affiliates income taxes	17	21	22	19	79	19	25	25	24	93
Proportional share of equity affiliates net interest	5	3	2	3	13	2	3	2	3	10
Proportional share of equity affiliates depreciation and amortization	51	48	51	63	213	58	60	60	68	246
Impairments	—	—	43	—	43	—	—	—	—	—
Premium on early debt retirement	—	57	87	—	144	—	—	—	—	—
Chemicals Adjusted EBITDA	373	436	441	431	1,681	482	320	454	454	1,710

Reconciliation of Refining Adjusted EBITDA to Net Income
Refining Net Income	393	916	1,545	363	3,217	922	481	(2)	450	1,851
Plus:
Provision for income taxes	223	630	806	408	2,067	477	294	38	282	1,091
Depreciation and amortization	159	161	165	170	655	177	168	170	170	685
Refining EBITDA	775	1,707	2,516	941	5,939	1,576	943	206	902	3,627

Adjustments (pre-tax):
Proportional share of select equity affiliates income taxes	—	2	2	1	5	2	1	—	(7)	(4)
Proportional share of select equity affiliates net interest	(32)	(30)	(29)	(27)	(118)	(26)	(24)	(23)	(22)	(95)
Proportional share of select equity affiliates depreciation and amortization	60	59	58	59	236	58	57	60	62	237
Gain on asset sales	—	(185)	—	—	(185)	—	—	—	—	—
Impairments	42	—	—	564	606	—	—	—	—	—
Pending claims and settlements	31	—	—	—	31	—	—	—	—	—
Tax law impacts	—	—	—	—	—	(22)	—	—	—	(22)
Hurricane-related costs	—	—	—	54	54	—	—	—	—	—
Refining Adjusted EBITDA	876	1,553	2,547	1,592	6,568	1,588	977	243	935	3,743

Reconciliation of Marketing and Specialties Adjusted EBITDA to Net Income
Marketing and Specialties Net Income	(23)	243	84	113	417	173	318	226	73	790
Plus:
Provision for income taxes	90	86	24	50	250	83	172	91	30	376
Depreciation and amortization	36	37	36	38	147	33	25	22	23	103
Marketing and Specialties EBITDA	103	366	144	201	814	289	515	339	126	1,269

Adjustments (pre-tax):
Gain on asset sales	—	(4)	—	—	(4)	—	(40)	—	—	(40)
Pending claims and settlements	—	62	—	—	62	(25)	—	—	—	(25)
Exit of a business line	—	—	—	—	—	54	—	—	—	54
Tax law impacts	—	—	—	—	—	(6)	—	—	—	(6)
Marketing and Specialties Adjusted EBITDA	103	424	144	201	872	312	475	339	126	1,252

Note: Certain prior period financial and operating information in this report has been recast to reflect the reclassification of the company’s flow improver business as discontinued operations. This business was previously included in the Marketing and Specialties segment.